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                                                                   EXHIBIT 10.12

                            C-CUBE SEMICONDUCTOR INC.
                          EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT


_____ Original Application                       Enrollment Date: ___________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)

1. ____________________ ("Employee") hereby elects to participate in the C-Cube Semiconductor Inc. (the "Company") Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ___% of my Compensation on each payday (not to exceed 10%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I hereby elect to contribute an additional $_______________ (not to exceed a total of $3,000 for both A. and B. below) to the purchase of shares of common stock on the first Purchase Date to occur under the Employee Stock Purchase Plan. Furthermore, I hereby agree to pay such amount as follows (check all that apply):

      [ ]   A.    I hereby authorize the Company to apply all of the accumulated payroll deductions retained in my account under the C-Cube Microsystems Inc. Employee Stock Purchase Plan as of the effective date of the spin-off of the Company from C-Cube Microsystems Inc. to the purchase of shares under the Company's Employee Stock Purchase Plan.

      [ ]   B.    Attached is a check in the amount of $_______________ made payable to C-Cube Semiconductor Inc.

4. I understand that said payroll deductions and other contributions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions and other contributions will be used to automatically exercise my option.

5. I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to shareholder approval of the Employee Stock Purchase Plan.



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6.    Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of [PLEASE PRINT]:

      [ ]   A.    Employee:
                           ----------------------------------------------------

      [ ]   B.    Employee and Spouse:                   and
                                      -------------------    ------------------

7. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of my shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

8. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

9. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

      NAME: (Please print)
                          -----------------------------------------------------
                                   (First)        (Middle)        (Last)

      Relationship:
                   ------------------------------------------------------------

      Address:
              -----------------------------------------------------------------



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I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT
SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.


Dated:
      -------------------------------     -------------------------------------
                                          Signature of Employee


                                          -------------------------------------
                                          Spouse's Signature (If beneficiary
                                          other than spouse)

                  Employee ID Number:
                                          -------------------------------------
   Employee's Social Security Number:
                                          -------------------------------------
                  Employee's Address:
                                          -------------------------------------

                                          -------------------------------------

                                          -------------------------------------



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                                    EXHIBIT B

                            C-CUBE SEMICONDUCTOR INC.

                          EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL


      The undersigned participant in the Offering Period of the C-Cube
Semiconductor Inc. Employee Stock Purchase Plan which began on             ,
                                                               ------------
20     (the "Enrollment Date") hereby notifies the Company that he or she hereby
  ----
withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions and any other amounts credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

                                          Name and Address of Participant:


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                                          Signature:


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                                          Date:
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